SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2003

The Enstar Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-07477	63-0590560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 Madison Avenue
Montgomery, Alabama 36104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (334) 834-5483

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1 Text of Press Release of The Enstar Group, Inc. (“Enstar”), dated March 31, 2003, announcing financial results for the year ended December 31, 2002.

Item 9. Regulation FD Disclosure.

     This Form 8-K is being filed to report information pursuant to Item 12 - Results of Operations and Financial Condition. See Item 12 below.

Item 12. Results of Operations and Financial Condition.

     On March 31, 2003, Enstar issued a press release (the “Press Release”) announcing its fiscal year 2002 financial results. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2003

THE ENSTAR GROUP, INC.

By:/s/ Cheryl D. Davis

Cheryl D. Davis Chief Financial Officer, Vice President of Corporate Taxes and Secretary